Exhibit 99.1

CollabRx, Inc.
Informing Next Generation Healthcare

This presentation and the accompanying commentary include forward-looking statements about CollabRx’ anticipated results that involve risks and uncertainties. Some of the information contained in this presentation, including, but not limited to, statements as to industry trends and CollabRx’ plans, objectives, expectations and strategy for its business, contains forward-looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Any statements that are not statements of historical fact are forward-looking statements. When used, the words
"believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. Important factors which could cause actual results to differ materially from those in the forward-looking statements are detailed in filings made by CollabRx with the Securities and Exchange
Commission. CollabRx undertakes no obligation to update or revise any such forward-
looking statements to reflect subsequent events or circumstances.

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

 ¡ CollabRx’ Identity, Technology and Approach
 ¡ Platform for Knowledge Integration
 ¡ Products - Released and Under Development
 ¡ Healthcare Big Data Landscape
 ¡ Product Examples
 ¡ History, Management Team, Investment
 Thesis
 ¡ Contacts
Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

 ¡ Data Analytics Company, founded 2008
 ▪ NASDAQ CM: July 12, 2012 through merger
 ¡ Product-Driven, using a unique combination of
 Experts and Expert Systems to create a Proprietary
 Knowledgebase
 ¡ Inform clinical decision-making with up-to-date,
 actionable information on:
 ▪ Biomarkers
 ▪ Clinical Trials
 ▪ Diagnostic Tests
 ▪  Approved and Investigational New Drugs
 ¡ Focused today in Oncology for cancer diagnostics and
 treatment planning

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012

 ¡ Democratizing information by widely
 distributing KOL-based insights
 ¡ “Agnostic” to any particular diagnostic test -
 focused on relevant biomarkers, therapies,
 drugs and trials
 ¡ Technology platform allows scaling in all
 dimensions as new biomarkers identified
 ¡ Easy-to-use apps are key to accessibility and
 usability
 ¡ Flexible and adaptable software-centric
 company
Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

Disease Targets
Drugs
Biomarkers
Clinical Trials
KNOWLEDGE INTEGRATION
Basic
Analytic
Synthetic
Capture and Integrate
Acquire or License
Create

Over 75 medical and scientific advisors
from leading institutions
 "We're pleased to partner with
 CollabRx to leverage the Internet
 and social media to improve
 cancer treatment planning in
 melanoma and beyond.”
 “Our collaboration with CollabRx
 helps us deliver on our mission to
 serve patients and fosters greater
 communication between patients and
 physicians which is vital to successful
 treatment.”

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

 Medical and Scientific Content
 Dynamically updated
 Best practice insights
 Clinically relevant interpretations
 Software and IT
 Content delivery systems (“apps”)
 Knowledge management systems
 Decision support dashboards
 Tools and Services
 Artificial intelligence-based analytics
 Interpretation of Big Data
 Business intelligence (Pharma/Biotech)

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

Physician / Patient Care Team
Laboratory / Treatment Team
Therapy Finder Apps
 Lung, Melanoma,
 Colorectal,
 Metastatic Breast,
 Prostate, Pancreatic,
 Acute Leukemia,
 Sarcoma (including GIST),
 GBE
Clinical Trial Matching App
Biomarker Reference Tool
Interpretation Portal
Path Lab App
 Molecular
Diagnostics
 Decision Support
 Workflow and
Clinical
 Course Issues
Lab Dashboard (EMR)
Clinical Interpretation App
Analytics on collected data - Mobile - Social Networking

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

Physician / Patient Care Team
Laboratory / Treatment Team
Sponsored Apps distributed
through On-Line Media:
*Based on reimbursed molecular PGx cancer test data from United Healthcare and
**Market Research.com #Internal Estimates Phase II/III no approved indications
Path Lab Product only
distributed by CollabRx:
Annual:  750,000 tests*
Ave. Price / Test ~ $3,000
Ave. Price / Report ~ $100-$200
TAM (today): $75M - $150M
Growth Rate: ~47% pa**
TAM (5 yr): $350M - $700M
Pharma Pre-Launch Marketing
budget per drug: ~ $50M #
Number of Drugs in Pipeline for
Common Incident Cancers ~ 50
% of Budget to On-Line 10%
TAM: $250M

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

Clinical
Support
Public
Awareness
Research
Support
Risk-
Stratification
Self-Care
Enabler
Data Generation
Data Interpretation
Decision Influence
Caris Life
Sciences
Medicine
Illumina
Roche 454
Legend: Industry Segment
Molecular Profiling / Dx
Clinical Reference
Predictive Analytics
My Cancer
Genome
Elsevier
Clinical
UpToDate
Gene Insight
Compendia
Biosciences
IBM
Watson
N-of-One
23 and Me
Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

Caris Life

Clinical
Support
Public
Awareness
Research
Support
Risk-
Stratification
Self-Care
Enabler
Data Generation
Data Interpretation
Decision Influence
Foundation
Medicine
Illumina
Roche 454
Legend: Industry Segment
Molecular Profiling / Dx
Clinical Reference
Predictive Analytics
Compendia
Biosciences
IBM
23 and Me
Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012

Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

•Expert insights on:
 • Targets
 • Treatment Guidelines
 • Drugs
 • Trials
 • Literature.
•Links to:“
 • Therapy Finder Advisor
                    and Board
 • Learning About the
              Science Behind the
               Target

Treating Physician Portal
Patient
Portal
Test Result
(e.g.,ION TORRENT)
Content Engine

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012
Drugs
Clinical Trials

 “CollabRx has pioneered the development of a
 scalable platform and process to provide
 current, actionable, easily accessible, and highly
 credible knowledge at the point of care to aid
 physicians in developing a cancer treatment plan
 based on tumor molecular profiles. We are
 excited to include this key capability with our
 molecular diagnostic tests.”
Copyright Collabrx, Inc. 2012
NASDAQ CM: CLRX

- Ronnie Andrews, President
 Medical Sciences, Life Technologies Corporation

 ¡ Thomas Mika, Chairman & CEO
 ▪ Tegal, IMTEC, Cresap, NSF
 ¡ George Lundberg, MD, Editor-In-Chief
 ▪ American Medical Association, WebMD, Medscape
 ¡ Gavin Gordon, MBA, PhD, Head of Bus Dev &
 Alliances
 ▪ Harvard Medical School (professor; molecular
 pathology)
 ¡ Smruti Vidwans, PhD, Chief Scientist
 ▪ McKinsey & Company (GSK, Roche), MIT, UCSF
 ¡ Randy Gobbel, PhD, Head of Engineering
 ▪ PARC (XEROX), XEROX, MDL, UCSD

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012

 ¡ Founded 2008 by Silicon Valley Tech Entrepreneurs
 ▪ Approximately $10M Invested Capital
 ▪ Acquired by Tegal Corporation (TGAL) on July 12, 2012
 ¡ NASDAQ CM: CLRX (as of September 27, 2012)
 ▪ Cash: $6.2M as of September 30, 2012 (Q2-FY’13)
 ▪ Liabilities: $0.5M Note to Sellers
 ▪ Net Operating Loss (Estimates): ~ $100M Federal; $50M California
 ▪ ~ 2 Million Total Shares Outstanding; ~2.6M fully-diluted
 ¡ Convergence of multiple mega trends
 ¡ Disruptive technology and approach
 ¡ No comparable micro-caps in this sector
 ¡ Goals for CY2013 - Expand strategic partnerships, product development, and product launches for initial revenue

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012

 Thomas R. Mika, Chairman & CEO
 tmika@collabrx.com
 415.248.5350 (office)
 415-686-2198 (mobile)
Investor Relations Contact:
Robert Ferri
Robert Ferri Partners
580 California Street, Suite 1200
San Francisco, CA 94104
(415) 575-1589 (direct)
robert.ferri@robertferri.com
www.robertferri.com
CollabRx, Inc.
44 Montgomery St., Suite 800
San Francisco, CA 94104
www.collabrx.com
NASDAQ CM: CLRX

NASDAQ CM: CLRX
Copyright Collabrx, Inc. 2012